RAINIER FUNDS

Large Cap Equity Fund | Mid Cap Equity Fund | Small/Mid Cap Equity Fund | Balanced Fund

Intermediate Fixed Income Fund | High Yield Fund | International Discovery Fund

Supplement dated September 5, 2012 to the

Statement of Additional Information (“SAI”) dated July 31, 2012

A special meeting of shareholders of Rainier Funds is scheduled to be held on Wednesday, October 24, 2012 to elect two Trustees. One nominee, Melodie B. Zakaluk, is an existing Trustee who was appointed to serve as a Trustee by the other Trustees on February 15, 2011 and has not previously been elected by the shareholders. The other nominee, Joan L. Enticknap, would serve as an Independent Trustee, replacing John W. Ferris, an Independent Trustee who has announced that he will retire from the Board, following Ms. Enticknap’s election. A Proxy Statement which provides details on the meeting and election has been filed with the Securities and Exchange Commission and mailed to shareholders of record as of the record date for the meeting.

Please retain this Supplement with the Statement of Additional Information.